UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 17, 2018

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code
Registrant's telephone number, including area code	(207) 773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 17, 2018, WEX Inc. (the “Company”) entered into the Third Amendment (the “Third Amendment”) to the Credit Agreement, dated as of July 1, 2016, among the Company, the subsidiaries of the Company identified therein and Bank of America, N.A., as administrative agent, and the lenders party thereto, as amended by the First Amendment to Credit Agreement dated July 3, 2017 and the Second Amendment to Credit Agreement dated October 30, 2017  (the “Original Credit Agreement” and, as amended by the Third Amendment, the “Credit Agreement”). The Third Amendment (i) reduces the applicable interest rate margin for the Company’s tranche B-2 term loans by 50 basis points for both LIBOR borrowings and base rate borrowings, (ii) increases commitments under the Company’s tranche B-2 term loans from $1,182,000,000 to $1,335,000,000, and (iii) makes certain other changes to the Original Credit Agreement, including without limitation, (a) increasing by 0.25x the maximum consolidated leverage ratio for the test periods ending December 31, 2018 through September 30, 2019, (b) resetting and amending the test for incremental facilities under the Credit Agreement, (c) allowing a permanent increase of 0.50x in the maximum consolidated leverage ratio following an acquisition that meets certain specified criteria, (d) permitting the incurrence of unsecured indebtedness as long as the Company is in pro forma compliance with the financial covenants, (e) amending the pro forma basis determination methodology, (f) modifying the provisions relating to setting interest rates in the event LIBOR is unavailable, (g) resetting the six month soft call period for a repricing of the tranche B-2 term loans, and (h) reducing the required annual excess cash flow payment by any increase in equity investments.   Following the repricing, the applicable interest rate margin for the tranche B term loans will be set at 2.25% for LIBOR borrowings and 1.25% for base rate borrowings.

In connection with the execution of the Third Amendment, the Company paid certain customary fees and expenses of Bank of America, N.A. in its capacity as administrative agent, joint lead arranger and joint bookrunner. MUFG Union Bank, N.A., SunTrust Robinson Humphrey, Inc., and Citizens Bank, N.A., also acted as joint lead arrangers and joint bookrunners, and Bank of Montreal acted as documentation agent.

The foregoing summary of the Third Amendment is qualified in its entirety by the complete text of the Third Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Third Amendment, the Company borrowed an additional $153,000,000 of tranche B-2 term loans, the net proceeds of which will be used to reduce borrowings under the Company’s revolving credit facility.

The discussion of the Third Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 17, 2018, the Company issued a press release announcing the execution of the Third Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the information in Exhibit 99.1, contains forward-looking statements intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, including statements about WEX management’s future expectations, beliefs, goals, plans or prospects. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this report, the words “may,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. Such forward-looking statements, and all phases of the Company’s operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in the Company’s forward-looking statements. Such risks and uncertainties include or relate to, among other things: the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the ability to successfully integrate the Company's acquisitions, including Electronic Funds Source LLC's operations and employees; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company's failure to successfully operate and expand ExxonMobil's European and Asian commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of the Company’s third-party service providers and any resulting negative impact on the Company’s reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company’s information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the incurrence of impairment charges if the Company’s assessment of the fair value of certain of the Company’s reporting units changes; the uncertainties of litigation. There are a number of other important risks and uncertainties that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements. These additional risks and uncertainties include, without limitation, those detailed in Item 1A, “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2016 and the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2017 filed with the Securities and Exchange Commission on May 8, 2017.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1
Third Amendment to Credit Agreement, dated as of January 17, 2018, by and among WEX Inc., the subsidiaries of WEX Inc. identified therein, the lenders party thereto and Bank of America, N.A., as administrative agent, Purchasing Term Lender (as defined therein) and Incremental Term B-2 Lender (as defined therein).

99.1	Press Release of WEX Inc. dated January 17, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 18, 2018

WEX Inc.

By:	/s/ Roberto Simon
Name:	Roberto Simon
Title:	Chief Financial Officer